Exhibit 99.2

Kartell

# Q1 2020

## SUPPLEMENTAL REPORTING INFORMATION

ACADIA REALTY TRUST

ACADIA—REALTY TRUST—Q2 2018 SUPPLEMENTAL REPORTING INFORMATIO

Table of Contents		Supplemental Report – March 31, 2020

Section I - First Quarter 2020 Earnings Press Release
Section II - Financial Information		Section III – Core Portfolio Information

Company Information	4	Core Properties	27
Market Capitalization	5	Core Top Tenants	31
Operating Statements		Core Lease Expirations	32
Consolidated Income Statements	6	Core New and Renewal Rent Spreads	33
Income Statement - Pro-rata Adjustments	8	Core Capital Expenditures	34
Consolidated Balance Sheet	9
Balance Sheet - Pro-rata Adjustments	10
Funds from Operations (“FFO”), Adjusted FFO (“AFFO”)	12	Section IV - Fund Information
EBITDA	13
Same Property Net Operating Income	14	Fund Overview	35
Fee Income	15	Fund Properties	36
Structured Financing	16	Fund Lease Expirations	39
Other Information		Development and Redevelopment Activity	40
Transactional Activity	17
Net Asset Valuation Information	18
Selected Financial Ratios	19	Section V – Other Information
Debt Analysis
Summary	21	Portfolio Composition	42
Detail	22
Maturities	25	Important Notes	43

Visit www.acadiarealty.com for additional investor and portfolio information

Supplemental Report – March 31, 2020		Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its Core Portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Amy Racanello	Symbol AKR
	Suite 300	Senior Vice President,
	Rye, NY 10580	Capital Markets & Investments
(914) 288-3345
aracanello@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	BTIG	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	Michael Gorman - (212) 738-6138	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	mgorman@btig.com	tthomas@key.com

	Green Street Advisors	Citigroup - Global Markets	J.P. Morgan Securities, Inc.
	Vince Tibone - (949) 640-8780	Christy McElroy - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689
	vtibone@greenstreetadvisors.com	christy.mcelroy@citi.com	michael.w.mueller@jpmorgan.com

	Jefferies	Compass Point Research & Trading SunTrust Bank
	Linda Tsai - (212) 778-8011	Floris van Dijkum - (646) 757-2621	Ki Bin Kim, CFA - (212) 303-4124
	ltsai@jefferies.com	fvandijkum@compasspointllc.com	kibin.kim@suntrust.com

4

Market Capitalization
Supplemental Report – March 31, 2020	(Including pro-rata share of Fund debt, in thousands)

					Changes in Total Outstanding Common				Weighted Average
	Total Market			Capitalization	Shares and OP Units (in thousands)				Diluted EPS		FFO
	Capitalization ($)%			Based on Net Debt [1]		Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Equity Capitalization
Common Shares	85,990				Balance at 12/31/2019	87,050	5,015	92,065
Common Operating Partnership ("OP") Units	5,135				Other	11	233	244
Combined Common Shares and OP Units	91,125				Share repurchases	(1,219)	—	(1,219)
					OP Conversions	148	(113)	35
Share Price at March 31, 2020	$12.39				Balance at 3/31/2020	85,990	5,135	91,125	86,972	86,972	92,785	92,785

Equity Capitalization - Common Shares and OP Units	$1,129,039
Preferred OP Units	5,757	[2]
Total Equity Capitalization	1,134,796		49%	50%

Debt Capitalization
Consolidated debt	1,834,375
Adjustment to reflect pro-rata share of debt	(659,756)
Total Debt Capitalization	1,174,619		51%	50%

Total Market Capitalization	$2,309,415	[3]	100%	100%

__________

1.	Reflects debt net of Core Portfolio cash of $16,214 and pro-rata share of Funds cash of $3,299 for total cash netted against debt of $19,513.

2.	Represents 188 Series A and 126,593 Series C Preferred OP Units convertible into 25,067 and 439,556 Common OP Units, respectively, multiplied by the Common Share price at quarter end.

3.	Market capitalization comprises (fixed-rate debt includes notional principal fixed through interest rate swap transactions):

5

Consolidated Income Statement
Supplemental Report – March 31, 2020	(in thousands)

March 31, 2020 [1]
CONSOLIDATED INCOME STATEMENT	Quarter
Revenues
Rental income	$70,457
Other	963
Total revenues	71,420
Operating expenses
Depreciation and amortization	33,377
General and administrative	9,070
Real estate taxes	10,447
Property operating	13,320
Impairment charges	51,549
Total operating expenses	117,763

Operating loss	(46,343)
Equity in earnings of unconsolidated affiliates	1,255
Interest income	2,929
Other expense	(530)
Interest expense	(18,302)
Loss from continuing operations before income taxes	(60,991)
Income tax benefit	952
Net loss	(60,039)
Net loss attributable to noncontrolling interests	51,625
Net loss attributable to Acadia	$(8,414)

6

Income Statement - Detail
Supplemental Report – March 31, 2020	(in thousands)

March 31, 2020 [1]
CORE PORTFOLIO AND FUND INCOME	Quarter
PROPERTY REVENUES
Minimum rents	$54,796
Percentage rents	213
Expense reimbursements - CAM	6,433
Expense reimbursements - Taxes	8,131
Other property income	715
Total Property Revenues	70,288

PROPERTY EXPENSES
Property operating - CAM	10,595
Other property operating (Non-CAM)	2,962
Real estate taxes	10,447
Total Property Expenses	24,004

NET OPERATING INCOME - PROPERTIES	46,284

OTHER INCOME (EXPENSE)
Interest income	2,929
Straight-line rent income (expense)	(1,838)
Above/below-market rent income (expense)	3,195
Interest expense [2]	(15,715)
Amortization of finance costs	(1,763)
Above/below-market interest income (expense)	26
Asset and property management income (expense)	(105)
Other income (expense)	(652)
Finance lease interest expense	(850)
Impairment of asset	(51,549)
CORE PORTFOLIO AND FUND (LOSS) INCOME	(20,038)

FEE INCOME
Asset and property management fees	191
Net promote and other transactional income	—
Transactional fees [3]	48
Income tax benefit	952
Total Fee Income	1,191

General and Administrative	(9,070)

Depreciation and amortization	(33,268)
Non-real estate depreciation and amortization	(109)
Gain on disposition of properties	-
Loss before equity in earnings and noncontrolling interests	(61,294)

Equity in earnings of unconsolidated affiliates	1,255
Noncontrolling interests	51,625

NET LOSS ATTRIBUTABLE TO ACADIA	$(8,414)

7

Income Statement – Pro Rata Adjustments
Supplemental Report – March 31, 2020	(in thousands)

	Quarter Ended March 31, 2020
CORE PORTFOLIO AND FUND INCOME	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
PROPERTY REVENUES
Minimum rents	$(22,522)	$11,256
Percentage rents	(148)	42
Expense reimbursements - CAM	(3,199)	1,170
Expense reimbursements - Taxes	(2,573)	2,174
Other property income	(345)	59
Total Property Revenues	(28,787)	14,701

PROPERTY EXPENSES
Property operating - CAM	(5,712)	1,287
Other property operating (Non-CAM)	(1,794)	241
Real estate taxes	(3,666)	2,427
Total Property Expenses	(11,172)	3,955
NET OPERATING (LOSS) INCOME - PROPERTIES	(17,615)	10,746

OTHER INCOME (EXPENSE)
Interest income	(334)	—
Straight-line rent income (expense)	(592)	(163)
Above/below-market rent income (expense)	(1,143)	236
Interest expense [2]	8,988	(3,243)
Amortization of finance costs	1,254	(240)
Above/below-market interest income (expense)	—	21
Asset and property management income (expense)	271	(362)
Other income (expense)	(26)	24
Finance lease interest expense	66	—
Impairment of asset	39,149	—
CORE PORTFOLIO AND FUND (LOSS) INCOME	30,018	7,019

FEE INCOME
Asset and property management fees	4,058	123
Promote income from funds, net	—	—
Net promote and other transactional income	—	—
Transactional fees [3]	1,668	137
Income tax benefit	24	(9)
Total Fee Income	5,750	251

General and Administrative	235	(35)
Depreciation and amortization	15,160	(5,980)
Non-real estate depreciation and amortization	—	—
Gain on disposition of properties	—	—
Loss before equity in earnings and noncontrolling interests	51,163	1,255

Equity in earnings of unconsolidated affiliates	—	—
Noncontrolling interests [6]	462	—

NET LOSS ATTRIBUTABLE TO ACADIA	$51,625	$1,255

8

Balance Sheet
Supplemental Report – March 31, 2020	(in thousands)

ASSETS	Consolidated Balance Sheet	Line Item Details:
Real estate
Land	$756,833	The components of Real estate under development, at cost are as follows:
Buildings and improvements	2,919,357	Core	$61,775
Construction in progress	6,659	Fund II	10,333
Right-of-use assets - finance leases	102,050	Fund III	24,379
Right-of-use assets - operating leases	59,386	Fund IV	141,344
	3,844,285	Total	$237,831
Less: Accumulated depreciation and amortization	(513,242)
Operating real estate, net	3,331,043	Summary of other assets, net:
Real estate under development	237,831	Deferred charges, net	$30,212
Net investments in real estate	3,568,874	Prepaid expenses	14,948
Notes receivable, net	173,159	Due from seller	3,682
Investments in and advances to unconsolidated affiliates	294,195	Derivative financial instruments	14
Lease intangibles, net	108,723	Accrued interest receivable	11,181
Other assets, net	70,320	Income taxes receivable	2,913
Cash and cash equivalents	23,404	Other receivables	3,384
Restricted cash	14,212	Corporate assets, net	1,401
Straight-line rents receivable, net	41,649	Deposits	1,662
Rents receivable	10,602	Deferred tax assets	923
Total Assets	$4,305,138	Total	$70,320

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$1,170,622	Summary of accounts payable and other liabilities:
Unsecured notes payable, net	480,658	Lease liability - finance leases, net	$77,881
Unsecured line of credit	174,700	Lease liability - operating leases, net	56,387
Accounts payable and other liabilities	344,042	Accounts payable and accrued expenses	64,701
Lease intangibles, net	81,288	Deferred income	28,414
Dividends and distributions payable	26,811	Tenant security deposits, escrow and other	12,406
Distributions in excess of income from, and investments in, unconsolidated affiliates	15,457	Derivative financial instruments	104,253
Total Liabilities	2,293,578	Total	$344,042
Shareholders' Equity
Common shares	86
Additional paid-in capital	1,686,794
Accumulated other comprehensive loss	(85,715)
Distributions in excess of accumulated earnings	(166,701)
Total equity	1,434,464
Noncontrolling interests	577,096
Total Shareholders' Equity	2,011,560
Total Liabilities and Shareholders' Equity	$4,305,138

9

Balance Sheet – Pro-rata Adjustments[7]
Supplemental Report – March 31, 2020	(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
Real estate
Land	$(193,302)	$92,662
Buildings and improvements	(1,023,269)	372,845
Construction in progress	(3,338)	798
Right-of-use assets - finance leases	(4,129)	24,480
Right-of-use assets - operating leases	(36,980)	46
	(1,261,018)	490,831
Less: Accumulated depreciation and amortization	96,603	(77,338)
Operating real estate, net	(1,164,415)	413,493
Real estate under development	(100,649)	1,593
Net investments in real estate	(1,265,064)	415,086
Notes receivable, net	(28,355)	—
Investments in and advances to unconsolidated affiliates	(57,481)	(234,044)
Lease intangibles, net	(40,168)	10,508
Other assets, net	9,238	2,669
Cash and cash equivalents	(8,175)	4,284
Restricted cash	(10,291)	1,268
Straight-line rents receivable, net	(14,842)	5,686
Rents receivable	(4,012)	1,801
Total Assets	$(1,419,150)	$207,258

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$(736,509)	$180,187
Unsecured notes payable, net	(98,707)	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(65,343)	24,115
Lease intangibles, net	(21,748)	9,578
Lease liability - finance leases	(4,454)	8,782
Lease liability - operating leases	(37,810)	53
Dividends and distributions payable	—	—
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(15,457)
Total Liabilities	(964,571)	207,258
Shareholders' Equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive loss	—	—
Distributions in excess of accumulated earnings	—	—
Total equity	—	—
Noncontrolling interests	(454,579)	—
Total Shareholders' Equity	(454,579)	—
Total Liabilities and Shareholders' Equity	$(1,419,150)	$207,258

10

Balance Sheet – Pro-rata Adjustments[7]
Supplemental Report – March 31, 2020	(in thousands)

__________

Notes to income statements, balance sheet and pro rata adjustments:

1.	Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

2.	Net of capitalized interest of $3.0 million for the three months ended March 31, 2020.

3.	Consists of development, construction, leasing and legal fees.

4.	Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities.

5.

Represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

6.	Adjustment to noncontrolling interests exclude income allocable to Operating Partnership Units of $(0.5) million for the three months ended March 31, 2020.
7.	The Company currently invests in Funds II, III, IV & V and Mervyns II which are consolidated within the Company's financial statements.

1.
11

Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”)
Supplemental Report – March 31, 2020	(in thousands)

	Quarter Ended	Quarter Ended
	March 31, 2020	March 31, 2019
Funds from operations ("FFO"):
Net (Loss) Income	$(8,414)	$12,197
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	24,088	21,999
Gain on disposition on real estate properties (net of noncontrolling interest share)	—	(384)
Impairment charges (net of noncontrolling interest share)	12,400	—
(Loss) income attributable to noncontrolling interests' share in Operating Partnership	(336)	930
FFO to Common Shareholders and Common OP Unit holders	$27,738	$34,742

Adjusted Funds from operations ("AFFO"):
FFO	$27,738	$34,742
Straight-line rent, net	2,593	(498)
Above/(below)-market rent	(2,288)	(7,523)
Amortization of finance costs	749	696
Above/below-market interest	(47)	(47)
Non-real estate depreciation	109	117
Stock-based compensation [1]	3,527	3,198
Leasing commissions	(380)	(537)
Tenant improvements	(468)	(1,810)
Maintenance capital expenditures	(951)	(527)
AFFO to Common Shareholders and Common OP Unit holders	$30,582	$27,811

Total weighted-average diluted shares and OP Units	92,785	87,969

Diluted FFO per Common share and OP Unit:
FFO	$0.30	$0.39

__________

1.	Amounts for prior periods have been updated to include stock-based compensation for comparability.
12

EBITDA
Supplemental Report – March 31, 2020	(in thousands)

	Quarter Ended March 31, 2020			Quarter Ended March 31, 2019
	Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total
EBITDA:

Net Income (Loss) Attributable to Acadia	$5,848	$(14,262)	$(8,414)	$13,480	$(1,283)	$12,197

Adjustments:
Depreciation and amortization	19,868	4,329	24,197	18,545	3,571	22,116
Interest expense	7,686	2,284	9,970	6,327	2,373	8,700
Amortization of finance costs	374	375	749	330	366	696
Above/below-market interest	(47)	—	(47)	(47)	—	(47)
Gain on disposition of properties	—	—	—	—	(384)	(384)
Provision (benefit) for income taxes	(975)	8	(967)	(107)	15	(92)
Impairment charges	—	12,400	12,400	—	—	—
Noncontrolling interest - OP	(462)	—	(462)	796	—	796
EBITDA	$32,292	$5,134	$37,426	$39,324	$4,658	$43,982

Adjusted EBITDA:

EBITDA	$32,292	$5,134	$37,426	$39,324	$4,658	$43,982
Stock based compensation [1]	3,527	—	3,527	3,198	—	3,198
Adjusted EBITDA	$35,819	$5,134	$40,953	$42,522	$4,658	$47,180

__________

1.	Adjusted EBITDA eliminates stock-based compensation expense.

13

Core Portfolio – Same Property Performance [1]
Supplemental Report – March 31, 2020	(in thousands)

	Quarter Ended		Change
	March 31, 2020	March 31, 2019	Favorable/ (Unfavorable)

Summary
Minimum rents	$33,036	$33,348	(0.9)%
Expense reimbursements	9,890	9,942	(0.5)%
Other property income	310	344	(9.9)%

Total Revenue	43,236	43,634	(0.9)%

Expenses
Property operating - CAM & Real estate taxes	11,336	11,220	(1.0)%
Other property operating (Non-CAM)	606	683	11.3%

Total Expenses	11,942	11,903	(0.3)%

Same Property NOI - Core properties	$31,294	$31,731	(1.4)%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	3,443	1,934
Core NOI	$34,737	$33,665

Other same property information
Physical Occupancy	93.0%	93.4%
Leased Occupancy	93.9%	94.7%

__________

1.	The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.
14

Fee Income by Fund
Supplemental Report – March 31, 2020	(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Quarter Ended March 31, 2020
Asset and property management fees	$541	$440	$1,152	$2,063	$176	$4,372
Transactional fees	128	141	780	768	36	1,853
Total fees	$669	$581	$1,932	$2,831	$212	$6,225

15

Structured Financing Portfolio
Supplemental Report – March 31, 2020	(in thousands)

	December 31, 2019			Quarter Ended March 31, 2020					Stated	Effective
	Principal	Accrued	Ending		Repayments/	Current	Accrued	Ending	Interest	Interest	Maturity
Investment	Balance	Interest	Balance	Issuances	Conversions	Principal [1]	Interest	Balance	Rate	Rate	Dates
First mortgage notes	$70,005	$4,958	$74,963	$—	$—	$70,005	$5,286	$75,291	6.97%	6.99%	Apr-20 to Oct-21

Other notes	6,462	176	6,638	59,000	—	65,462	1,162	66,624	8.49%	8.50%	Apr-21 to Dec-27

Total Core notes receivable	$76,467	$5,134	$81,601	$59,000	$—	$135,467	$6,448	$141,915	7.70%	7.72%

__________

1. Reconciliation of Notes Receivable to the Consolidated Balance Sheet (Pro Rata):

Total Notes Receivable per above						$135,467
Pro-rata share of Fund loans						9,337

Total Pro-rata Notes Receivable						$144,804

16

Transactional Activity
Supplemental Report – March 31, 2020	(in thousands)

Fund

PROPERTY ACQUISTIONS

Property Name	Location	Date of Transaction	Transaction Amount	Ownership % [1]	Fund Share	Acadia Share

ACQUISITIONS [2]
Core:

37 Greene Street	New York, NY	January 9, 2020	$15,689	100.00%	$—	15,689
917 W. Armitage	Chicago, IL	February 13, 2020	3,515	100.00%	—	3,515
			$19,204		$—	$19,204

STRUCTURED FINANCING ACTIVITY

Note Description	Transaction Type	Date of Transaction	Transaction Amount	Ownership % [1]	Fund Share	Acadia Share

Core:
850 Third Avenue	Other Loan	January 17, 2020	$54,000	100.00%	$—	54,000
Georgetown LUF	Other Loan	February 6, 2020	5,000	100.00%	—	5,000
			$59,000		$—	$59,000

________

1.	Ownership percentages for Fund transactional activities represent the respective Fund’s ownership, not the Company’s proportionate share.
2.	Acquisition amounts include capitalized acquisition costs, where applicable.

17

Net Asset Valuation Information
Supplemental Report – March 31, 2020	(in thousands)

	CORE	FUND II [2]	FUND III	FUND IV	FUND V

Ownership Percentage	N/A	28.33%	24.54%	23.12%	20.10%

Current Quarter NOI
Net Operating Income [1,2]	$34,737	N/A	$790	$5,302	$13,241
Less:
(Income) loss from properties sold or under contract	—	N/A	14	2	—
(Income) loss from pre-stabilized assets, development and redevelopment projects [3,4]	(1,627)	N/A	(804)	1,170	—
Net Operating Income of stabilized assets	$33,110	N/A	$—	$6,474	$13,241

Costs to Date (Pro Rata)
Pre-stabilized assets [3]	$—	N/A	$28,676	$33,164	$—
Development and redevelopment projects [4]	191,702	N/A	4,422	39,372	—
Total Costs to Date	$191,702	N/A	$33,098	$72,536	$—

Debt (Pro Rata)	$901,489	$76,280	$14,821	$94,495	$87,534

Finance Lease (Pro Rata)	$120,866	$1,535	$—	$—	$—
__________

1.	Does not include a full quarter of NOI for any assets purchased during the current quarter. See “Transactional Activity” page in this Supplemental Report for descriptions of those acquisitions.
2.	Fund II has been substantially liquidated except for its investment in City Point with pre-stabilized assets of $524 million and debt of $283.5 million.
3.

Pre-stabilized assets consist of the following projects for the Core Portfolio: Fund III: 640 Broadway and Cortlandt Crossing; Fund IV: Paramus Plaza, 210 Bowery, 801 Madison, 27 E 61st Street and 1035 Third Avenue.

4.	See “Development and Redevelopment Activity” page in this Supplemental Report.
18

Selected Financial Ratios
Supplemental Report – March 31, 2020	(in thousands)

	Quarter Ended March 31,					Quarter Ended
COVERAGE RATIOS [1]	2020		2019		LEVERAGE RATIOS	March 31, 2020		December 31, 2019
Fixed-Charge Coverage Ratios					Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$32,292		$39,324		Debt + Preferred Equity (Preferred O.P. Units)	$1,180,376		$1,073,143
Interest expense	7,686		6,327		Total Market Capitalization	2,309,415		3,460,388
Principal Amortization	1,060		989		Debt + Preferred Equity/
Preferred Dividends [3]	126		135		Total Market Capitalization	51%		31%
Fixed-Charge Coverage Ratio - Core Portfolio	3.6	x	5.3	x

EBITDA divided by:	$37,426		$43,982		Debt [6]	$1,160,863		$1,057,890
Interest expense	9,970		8,700		Total Market Capitalization	2,309,415		3,460,388
Principal Amortization	1,252		1,233		Net Debt + Preferred Equity/
Preferred Dividends	126		135		Total Market Capitalization	50%		31%
Fixed-Charge Coverage Ratio - Core Portfolio and Funds	3.3	x	4.4	x	Debt/EBITDA Ratios
					Core
Payout Ratios					Debt	$901,489		$788,650
					Net debt [5]	885,275		776,879
Dividends declared (per share/OP Unit)	$0.29		$0.28		EBITDA	142,950		145,005
					Adjusted EBITDA	152,588		155,156
Dividends (Shares) & Distributions (OP Units) declared	$26,786		$24,916		Debt/EBITDA - Core Portfolio	6.3	x	5.4	x
FFO	27,738		34,742		Debt/Adjusted EBITDA - Core Portfolio	5.9	x	5.1	x
FFO Payout Ratio	97%		72%		Net Debt/EBITDA - Core Portfolio	6.2	x	5.4	x
					Net Debt/ Adjusted EBITDA - Core Portfolio	5.8	x	5.0	x
					Core and Funds:
Dividends (Shares) & Distributions (OP Units) declared	$26,786		$24,916		Debt [4]	$1,174,619		$1,060,195
AFFO [7]	30,582		27,811		Net debt [6]	1,155,106		1,044,942
AFFO Payout Ratio	88%		90%		EBITDA	163,486		167,046
					Adjusted EBITDA	173,124		177,197
					Debt/EBITDA - Core and Funds	7.2	x	6.3	x
					Debt/Adjusted EBITDA - Core and Funds	6.8	x	6.0	x
					Net Debt/EBITDA - Core and Funds	7.1	x	6.3	x
					Net Debt/ Adjusted EBITDA - Core and Funds	6.7	x	5.9	x

19

Selected Financial Ratios
Supplemental Report – March 31, 2020	(in thousands)

__________

1.

Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

2.	See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.
3.	Represents preferred distributions on Preferred Operating partnership Units.
4.	Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt. Excludes capital lease obligations.
5.	Reflects debt net of the current Core Portfolio cash balance at end of period.
6.	Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.
7.

Prior periods updated to include an adjustment for stock-based compensation, see Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”) for a reconciliation of AFFO to net income attributable to Acadia.

	EBITDA		ADJUSTED EBITDA
	Quarter Ended	Year Ended	Quarter Ended	Year Ended
Reconciliation of EBITDA to Annualized EBITDA	March 31, 2020	Dec 31, 2019	March 31, 2020	Dec 31, 2019

Core EBITDA as reported	$32,292	$145,005	$32,292	$145,005
Add back: Stock-based compensation, net of employee equity elections	—	—	2,037	10,151
Add back: Credit losses in Q1	4,594	—	4,594	—
Subtotal	36,886	145,005	38,923	155,156

Annualized Core EBITDA	147,544	145,005	155,692	155,156
Add: Employee election to receive equity in lieu of cash in Q1	—	—	1,490	—
Subtract: Annualized credit losses related to COVID-19	(4,594)	—	(4,594)	—
Annualized Core EBITDA	142,950	145,005	152,588	155,156

Funds EBITDA as reported	5,134	22,041	5,134	22,041
Add back: Credit losses	—	—	—	—
Subtotal	5,134	22,041	5,134	22,041

Annualized Fund EBITDA	20,536	22,041	20,536	22,041
Add back: Credit losses	—	—	—	—
Annualized Fund EBITDA	20,536	22,041	20,536	22,041
Annualized EBITDA Core and Funds	$163,486	$167,046	$173,124	$177,197

20

Portfolio Debt - Summary
Supplemental Report – March 31, 2020	(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	Core Portfolio			Funds			Total				Reconciliation to Consolidated Debt as Reported
Unsecured Debt	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	%	Interest Rate	WA Years to Maturity [6]	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$524,700	3.4%	3.0	$—	—	—	$524,700	45%	3.4%	3.0	$—	$—	$524,700
Variable-Rate Debt [5]	—	—	—	32,263	3.5%	1.2	32,263	3%	3.5%	1.2	98,707	—	130,970
								48%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	343,896	4.1%	6.4	168,988	4.1%	3.0	512,884	43%	4.1%	5.3	524,398	(139,355)	897,927
Variable-Rate Debt [5]	32,893	3.4%	3.6	71,879	3.5%	1.0	104,772	9%	3.5%	1.8	217,819	(41,813)	280,778
								52%

Total	$901,489	3.6%	4.3	$273,130	3.9%	2.2	$1,174,619	100%	3.7%	3.8	$840,924	$(181,168)	1,834,375

Unamortized premium													625
Net unamortized loan costs													(9,020)
Total													$1,825,980

_________

1.	Fixed-rate debt includes notional principal fixed through swap transactions.
2.	Represents the Company's pro-rata share of debt based on its percent ownership.
3.	Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.	Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.	Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.	Based on debt maturity date without regard to swap expirations or available extension options.

21

Portfolio Debt - Detail
Supplemental Report – March 31, 2020	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		March 31, 2020	Percent	Amount	Rate	Maturity	Options

CORE PORTFOLIO

Fixed-Rate Debt
Brandywine [2]		$26,250	22.22%	$5,833	6.00%	07/01/16	None
163 Highland Avenue		8,512	100.00%	8,512	4.66%	02/01/24	None
Crossroads Shopping Center		64,622	49.00%	31,665	3.94%	10/06/24	None
555 9th Street		60,000	100.00%	60,000	3.99%	01/01/25	None
840 N. Michigan		73,500	88.43%	64,996	4.36%	02/10/25	None
Georgetown Portfolio (2008 Investment)		16,054	50.00%	8,027	4.72%	12/10/27	None
State & Washington		23,738	100.00%	23,738	4.40%	09/05/28	None
239 Greenwich Avenue		26,454	75.00%	19,841	3.88%	01/10/29	None
North & Kingsbury		12,063	100.00%	12,063	4.01%	11/05/29	None
151 North State Street		13,495	100.00%	13,495	4.03%	12/01/29	None
Concord & Milwaukee		2,630	100.00%	2,630	4.40%	06/01/30	None
California & Armitage		2,490	100.00%	2,490	5.89%	04/15/35	None
Unsecured interest rate swaps [1]		524,700	100.00%	524,700	3.36%	3 YRS
Secured interest rate swaps [1]		100,582	90.08%	90,606	3.78%	6.5 YRS

Sub-Total Fixed-Rate Debt		955,090		868,596	3.65%

Secured Variable-Rate Debt
3104 M Street [5]		4,467	20.00%	893	Prime+50	12/10/21	None
28 Jericho Turnpike		13,287	100.00%	13,287	LIBOR+190	01/23/23	None
60 Orange Street		6,933	98.00%	6,794	LIBOR+175	04/03/23	None
Gotham Plaza		19,288	49.00%	9,451	LIBOR+160	06/10/23	None
Georgetown Portfolio (2016 Investment)		160,000	20.00%	32,000	LIBOR+170	08/01/23	None
330-340 River Street		11,074	100.00%	11,074	LIBOR+170	06/01/26	None
Sullivan Center		50,000	100.00%	50,000	LIBOR+150	11/16/28	None
Secured interest rate swaps [1]		(100,582)	90.08%	(90,606)	LIBOR+208	6.5 YRS

Unsecured Variable-Rate Debt
Unsecured Line of Credit [3]		174,700	100.00%	174,700	LIBOR+115	03/31/22	2 x 6 mos.
Unsecured Term Loan		350,000	100.00%	350,000	LIBOR+125	03/31/23	None
Unsecured interest rate swaps [1]		(524,700)	100.00%	(524,700)	LIBOR+166	3 YRS

Sub-Total Variable-Rate Debt		164,467		32,893	LIBOR+175

Total Debt - Core Portfolio		$1,119,557		$901,489	3.65%

Funds
Fixed-Rate Debt
CityPoint [4]	Fund II	200,000	26.67%	53,340	4.75%	05/29/20	2 X 12 mos. [6]
1964 Union Street [4]	Fund IV	1,463	20.80%	304	3.80%	10/01/25	None
2207 Fillmore Street [4]	Fund IV	1,120	20.80%	233	4.50%	10/31/25	None
2208-2216 Fillmore Street [4]	Fund IV	5,606	20.80%	1,166	3.40%	06/01/26	None
Interest rate swaps [1]	Funds II, IV & V	564,609	20.92%	118,137	3.64%	0.5 YRS
Sub-Total Fixed-Rate Debt		772,798		173,180	3.98%

Variable-Rate Debt
650 Bald Hill Road [4]	Fund IV	16,624	20.81%	3,459	LIBOR+265	04/27/20	None
Acadia Strategic Opportunity Fund V LLC	Fund V	3,345	20.10%	672	LIBOR+160	05/04/20	1 x 12 mos.
Eden Square [4]	Fund IV	23,972	22.78%	5,461	LIBOR+215	06/01/20	1 x 12 mos.
17 E. 71st Street	Fund IV	18,766	23.12%	4,339	LIBOR+190	06/09/20	None
Cortlandt Crossing	Fund III	35,482	24.54%	8,707	LIBOR+275	06/19/20	2 x 12 mos.
Acadia Strategic Opportunity Fund II, LLC	Fund II	40,000	28.33%	11,332	LIBOR+165	09/20/20	2 x 12 mos.

22

Portfolio Debt - Detail
Supplemental Report – March 31, 2020	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		March 31, 2020	Percent	Amount	Rate	Maturity	Options

717 N. Michigan Avenue	Fund IV	56,700	23.12%	13,109	LIBOR+310	12/09/20	1 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	8,400	23.12%	1,942	LIBOR+165	12/31/20	None
640 Broadway [4]	Fund III	39,470	15.49%	6,114	LIBOR+310	01/09/21	1 x 12 mos.
New Towne Center	Fund V	16,867	20.10%	3,390	LIBOR+220	02/01/21	2 x 12 mos.
Wake Forest Crossing	Fund IV	23,243	23.12%	5,374	LIBOR+160	02/14/21	1 x 12 mos.
Lincoln Place	Fund IV	23,100	23.12%	5,341	LIBOR+185	03/13/21	1 x 12 mos.
Broughton Street Portfolio	Fund IV	29,175	23.12%	6,745	LIBOR+250	05/01/21	None
Fairlane Green	Fund V	40,300	20.10%	8,100	LIBOR+190	06/05/21	2 x 12 mos.
Trussville Promenade	Fund V	29,370	20.10%	5,903	LIBOR+185	06/15/21	2 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	79,225	23.12%	18,317	LIBOR+200	06/30/21	None
146 Geary Street	Fund IV	22,900	23.12%	5,294	LIBOR+340	07/14/21	1 x 12 mos.
Restaurants at Fort Point	Fund IV	6,042	23.12%	1,397	LIBOR+235	08/25/21	None
CityPoint [4]	Fund II	19,008	26.67%	5,069	LIBOR+139	11/01/21	None
Promenade at Manassas [4]	Fund IV	25,840	22.78%	5,886	LIBOR+175	12/05/21	2 x 12 mos.
Airport Mall	Fund IV	5,297	23.12%	1,225	LIBOR+200	04/01/22	None
Colonie Plaza	Fund IV	11,644	23.12%	2,692	LIBOR+225	04/01/22	None
Dauphin Plaza	Fund IV	9,634	23.12%	2,227	LIBOR+200	04/01/22	None
Shaw's Plaza (Waterville)	Fund IV	7,584	23.12%	1,753	LIBOR+200	04/01/22	None
Wells Plaza	Fund IV	3,163	23.12%	731	LIBOR+200	04/01/22	None
CityPoint Phase III [4]	Fund II	24,517	26.67%	6,539	LIBOR+300	03/01/22	2 x 12 mos.
Dauphin Plaza	Fund IV	3,000	23.12%	694	LIBOR+200	04/01/22	None
Wells Plaza - Second Mortgage	Fund IV	2,500	23.12%	578	LIBOR+200	04/01/22	None
Paramus Plaza [4]	Fund IV	18,900	11.56%	2,185	LIBOR+175	04/26/22	None
Riverdale [4]	Fund V	32,233	17.97%	5,794	LIBOR+170	05/28/22	2 x 12 mos.
Shaw's Plaza (Windham)	Fund IV	5,664	23.12%	1,310	LIBOR+200	12/01/22	None
Mayfair Center	Fund IV	11,821	23.12%	2,733	LIBOR+200	12/01/22	2 x 12 mos.
Elk Grove Commons	Fund V	41,500	20.10%	8,342	LIBOR+150	01/01/23	1 x 12 mos.
Hiram Pavilion	Fund V	28,830	20.10%	5,795	LIBOR+190	03/05/24	None
Hickory Ridge	Fund V	30,000	20.10%	6,030	LIBOR+190	10/05/24	None
Tri-City Plaza [4]	Fund V	35,420	18.09%	6,407	LIBOR+190	10/18/24	1 x 12 mos.
Landstown Commons	Fund V	60,900	20.10%	12,241	LIBOR+170	10/24/24	None
Lincoln Commons	Fund V	38,820	20.10%	7,803	LIBOR+170	10/24/24	None
Palm Coast Landing	Fund V	26,500	20.10%	5,327	LIBOR+175	11/01/24	None
Frederick Crossing [4]	Fund V	24,290	18.09%	4,394	LIBOR+175	12/02/24	1 x 12 mos.
Plaza Santa Fe	Fund V	22,893	20.10%	4,601	LIBOR+190	12/20/24	None
Frederick County Square [4]	Fund V	15,120	18.09%	2,735	LIBOR+240	01/01/25	1 x 12 mos.
Interest rate swaps [1]	Funds II, IV & V	(564,609)	20.92%	(118,137)	LIBOR+194	0.5 YRS
Sub-Total Variable-Rate Debt		453,450		99,950	LIBOR+198
Total Debt - Funds		$1,226,248		$273,130	3.87%
Total Debt - Core Portfolio and Funds		$2,345,805		$1,174,619	3.70%

23

Portfolio Debt - Detail
Supplemental Report – March 31, 2020	(in thousands)

_________

1.

The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements. Maturity reflects the weighted-average years to maturity of the swapped loans without regard to the expiration of the related swap agreements.

2.	This loan is in default as of March 31, 2020 and is accruing interest for accounting purposes at the default rate of 11%.
3.	The interest rate on the unsecured revolving credit facility excludes a 20-basis point facility fee.
4.	Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.
5.	Bears interest at the greater of 4% or the Prime Rate plus 50 basis points.
6.

The contractual maturity date of this loan is May 29, 2020 (at which time the interest rate changes to Prime + 200 bps, subject to a floor of 4.75%), provided that (a) the term of the Loan automatically extends for not less than 360 days without any further action required by the borrower provided that certain customary conditions shall have been satisfied and (b) after such initial extension, the term of the loan further extends for another 360 days provided that certain customary conditions shall have been satisfied and the borrower shall have delivered to lender certain required documentation. Certain conditions and documentation referenced above for the loan extensions may require certain events be true at the time of the loan extensions and may require the initiation of additional documentation.

24

Future Debt Maturities [1]
Supplemental Report – March 31, 2020	(in thousands)

Core Portfolio	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2020 (Remainder) [2]	$4,295	$26,250	$30,545	$3,237	$5,833	$9,070	6.00%	6.00%	n/a
2021	5,939	4,127	10,066	4,488	825	5,313	3.75%	n/a	3.75%
2022	5,986	174,700	180,686	4,633	174,700	179,333	2.87%	n/a	2.87%
2023	5,069	545,351	550,420	3,843	408,307	412,150	2.83%	n/a	2.83%
2024	4,234	65,786	70,020	3,288	35,976	39,264	4.09%	4.09%	n/a
Thereafter	14,663	263,157	277,820	13,258	243,101	256,359	3.90%	4.18%	3.05%
Total	$40,186	$1,079,371	$1,119,557	$32,747	$868,742	$901,489

Funds	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2020 (Remainder)	$2,366	$403,087	$405,453	$542	$102,317	$102,859	4.34%	4.75%	3.90%
2021	2,907	353,317	356,224	653	76,644	77,297	3.64%	n/a	3.64%
2022	3,265	132,381	135,646	678	27,633	28,311	3.69%	n/a	3.69%
2023	4,718	40,947	45,665	930	8,230	9,160	3.02%	n/a	3.02%
2024	3,412	257,205	260,617	670	50,538	51,208	3.31%	n/a	3.31%
Thereafter	252	22,391	22,643	47	4,248	4,295	3.82%	3.64%	3.92%
Total	$16,920	$1,209,328	$1,226,248	$3,520	$269,610	$273,130

__________

1.	Does not include any applicable extension options or subsequent refinancings.
2.

Includes $26.3 million related to a loan that was in default at March 31, 2020. For further information see our debt disclosures in our Annual Report on Form 10-K and Form 10-Q for the year ended December 31, 2019 and three months ended March 31, 2020, respectively.

25

Future Debt Maturities – As Extended [1]
Supplemental Report – March 31, 2020	(in thousands)

Core Portfolio	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities [2]	Total	Debt	Debt	Rate Debt

2020 (Remainder) [2]	$4,295	$26,250	$30,545	$3,237	$5,833	$9,070	6.00%	6.00%	n/a
2021	5,939	4,127	10,066	4,488	825	5,313	3.75%	n/a	3.75%
2022	5,986	—	5,986	4,633	—	4,633	n/a	n/a	n/a
2023	5,069	720,051	725,120	3,843	583,007	586,850	2.84%	n/a	2.84%
2024	4,234	65,786	70,020	3,288	35,976	39,264	4.09%	4.09%	n/a
Thereafter	14,663	263,157	277,820	13,258	243,101	256,359	3.90%	4.18%	3.05%
Total	$40,186	$1,079,371	$1,119,557	$32,747	$868,742	$901,489

Funds	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities [2]	Total	Debt	Debt	Rate Debt

2020 (Remainder)	$2,852	$43,727	$46,579	$653	$9,725	$10,378	3.63%	n/a	3.63%
2021	3,621	239,000	242,621	817	55,738	56,555	3.78%	n/a	3.78%
2022	3,299	425,004	428,303	685	102,754	103,439	4.30%	4.75%	3.81%
2023	4,718	112,077	116,795	930	23,221	24,151	3.41%	n/a	3.41%
2024	3,412	308,150	311,562	670	63,195	63,865	3.39%	n/a	3.39%
Thereafter	253	80,135	80,388	48	14,694	14,742	3.49%	3.64%	3.47%
Total	$18,155	$1,208,093	$1,226,248	$3,803	$269,327	$273,130

1.	Includes the effect of all available extension options (subject to customary conditions), excludes any subsequent refinancings.
2.

Includes $26.3 million related to a loan that was in default at March 31, 2020. For further information see our debt disclosures in our Annual Report on Form 10-K and Form 10-Q for the year ended December 31, 2019 and three months ended March 31, 2020, respectively.

26

Core Portfolio Retail Properties - Detail
Supplemental Report – March 31, 2020	(in thousands)

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

STREET AND URBAN RETAIL
Chicago Metro
664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	18,141	—	—	18,141	100.0%	—%	—%	100.0%	100.0%	$4,861,215	$267.97
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135	100.0%	—%	—%	100.0%	100.0%	8,381,048	96.18
Rush and Walton Streets Collection (6 properties)	Lululemon, BHLDN, Reformation, Sprinkles	2011 2012	100.0%	40,384	—	—	40,384	81.0%	—%	—%	81.0%	81.0%	5,225,001	159.70
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	46,259	—	—	46,259	100.0%	—%	—%	100.0%	100.0%	2,051,814	44.35
Clark Street and W. Diversey Collection (4 properties)	Ann Taylor, Starbucks	2011 2012	100.0%	53,309	—	—	53,309	64.7%	—%	—%	64.7%	64.7%	1,299,553	37.70
Halsted and Armitage Collection (13 properties)	Serena and Lily, Bonobos, Allbirds Warby Parker, Marine Layer, Kiehl's	2011 2012 2019 2020	100.0%	52,804	—	—	52,804	100.0%	—%	—%	100.0%	100.0%	2,498,015	47.31
North Lincoln Park Chicago Collection (6 properties)	Champion, Carhartt	2011 2014	100.0%	22,125	—	27,796	49,921	27.7%	—%	62.0%	46.8%	46.8%	854,592	36.57
State and Washington	Nordstrom Rack, Uniqlo	2016	100.0%	78,771	—	—	78,771	100.0%	—%	—%	100.0%	100.0%	3,309,875	42.02
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,430,000	52.22
North and Kingsbury	Old Navy	2016	100.0%	41,700	—	—	41,700	81.5%	—%	—%	81.5%	81.5%	1,322,098	38.89
Concord and Milwaukee	—	2016	100.0%	13,105	—	—	13,105	100.0%	—%	—%	100.0%	100.0%	427,723	32.64
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	70.6%	70.6%	70.6%	621,855	48.23
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995	—%	—%	47.7%	47.7%	47.7%	604,179	33.33
Sullivan Center	Target, DSW	2016	100.0%	176,181	—	—	176,181	95.4%	—%	—%	95.4%	95.4%	6,292,116	37.45
				657,299	—	84,066	741,365	91.1%	—%	57.4%	87.3%	88.6%	39,179,084	60.54
New York Metro
Soho Collection (11 properties)	Paper Source, Faherty, ALC Stone Island, Taft, Frame, Theory	2011 2014 2019 2020	100.0%	37,122	—	—	37,122	90.9%	—%	—%	90.9%	90.9%	10,148,994	300.74
5-7 East 17th Street	Union Park Events	2008	100.0%	11,467	—	—	11,467	100.0%	—%	—%	100.0%	100.0%	1,300,014	113.37
200 West 54th Street	Stage Coach Tavern	2007	100.0%	5,777	—	—	5,777	86.2%	—%	—%	86.2%	86.2%	2,059,780	413.69
61 Main Street	—	2014	100.0%	3,470	—	—	3,470	—%	—%	—%	—%	100.0%	—	—
181 Main Street	TD Bank	2012	100.0%	11,350	—	—	11,350	100.0%	—%	—%	100.0%	100.0%	972,597	85.69
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21
Bartow Avenue	—	2005	100.0%	—	—	14,590	14,590	—%	—%	66.6%	66.6%	66.6%	324,007	33.33

27

Core Portfolio Retail Properties - Detail
Supplemental Report – March 31, 2020	(in thousands)

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

239 Greenwich Avenue	Betteridge Jewelers	1998	75.0%	16,553	—	—	16,553	100.0%	—%	—%	100.0%	100.0%	1,641,124	99.14
252-256 Greenwich Avenue	Madewell, Blue Mercury	2014	100.0%	7,986	—	—	7,986	67.8%	—%	—%	67.8%	100.0%	619,160	114.28
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,670	40,320	—%	100.0%	100.0%	100.0%	100.0%	985,972	24.45
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	790,705	389.32
313-315 Bowery [2]	John Varvatos, Patagonia	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	479,160	72.60
120 West Broadway	HSBC Bank	2013	100.0%	13,838	—	—	13,838	79.8%	—%	—%	79.8%	100.0%	1,993,186	180.57
2520 Flatbush Avenue	Bob's Disc. Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—%	—%	100.0%	100.0%	100.0%	1,163,976	39.98
991 Madison Avenue	Vera Wang, Gabriella Hearst	2016	100.0%	7,513	—	—	7,513	100.0%	—%	—%	100.0%	100.0%	3,046,736	405.53
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,349	99,685	—%	100.0%	100.0%	100.0%	100.0%	3,339,339	33.50
Gotham Plaza	Bank of America, Footlocker	2016	49.0%	—	—	25,927	25,927	—%	—%	58.6%	58.6%	58.6%	1,067,395	70.25
				123,707	86,950	135,650	346,307	89.5%	100.0%	88.5%	91.7%	94.3%	30,557,145	96.18
San Francisco Metro
555 9th Street	Bed, Bath & Beyond, Nordstrom Rack	2016	100.0%	—	119,862	28,970	148,832	—%	100.0%	100.0%	100.0%	100.0%	6,222,651	41.81
				—	119,862	28,970	148,832	—%	100.0%	100.0%	100.0%	100.0%	6,222,651	41.81
Los Angeles Metro
Melrose Place Collection	The Row, Chloe, Oscar de la Renta	2019	100.0%	14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	2,390,686	170.76
				14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	2,390,686	170.76
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	TD Bank	2012	100.0%	20,669	—	—	20,669	100.0%	—%	—%	100.0%	100.0%	1,343,004	64.98
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667	—%	100.0%	80.7%	89.1%	93.4%	1,608,807	31.31
M Street and Wisconsin Corridor (26 Properties) [3]	Lululemon, Rent the Runway,CB2, The Reformation	2011 2016 2019	25.2%	244,259	—	—	244,259	81.9%	—%	—%	81.9%	85.2%	15,463,869	77.33
				264,928	25,134	32,533	322,595	83.3%	100.0%	80.7%	84.3%	87.6%	18,415,680	67.70
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	—	40,800	13,426	54,226	—%	100.0%	100.0%	100.0%	100.0%	1,243,517	22.93
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	277,719	264.49
				1,050	40,800	13,426	55,276	100.0%	100.0%	100.0%	100.0%	100.0%	1,521,236	27.52

Total Street and Urban Retail				1,060,984	272,746	294,645	1,628,375	89.1%	100.0%	80.4%	89.4%	91.2%	$98,286,482	$67.55

Acadia Share Total Street and Urban Retail				860,413	272,746	281,422	1,414,582	90.6%	100.0%	81.4%	90.6%	92.2%	$85,165,954	$66.46

28

Core Portfolio Retail Properties - Detail
Supplemental Report – March 31, 2020	(in thousands)

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

SUBURBAN PROPERTIES
New Jersey
Marketplace of Absecon	Walgreens, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—%	100.0%	75.0%	86.2%	86.2%	1,434,691	15.92
60 Orange Street	Home Depot	2012	98.0%	—	101,715	—	101,715	—%	100.0%	—%	100.0%	100.0%	730,000	7.18

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,128	87,128	—%	—%	98.1%	96.1%	96.1%	2,766,043	33.02
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,081	123,345	—%	100.0%	80.4%	92.5%	92.5%	3,132,501	27.45
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—%	100.0%	66.1%	86.1%	86.1%	1,828,789	33.57
LA Fitness	LA Fitness	2007	100.0%	—	55,000	—	55,000	—%	100.0%	—%	100.0%	100.0%	1,485,287	27.01
Crossroads Shopping Center	HomeGoods,Pet- Smart, Kmart	1998	49.0%	—	202,727	109,177	311,904	—%	100.0%	66.3%	88.2%	88.2%	6,624,713	24.08
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	251,058	4,615	255,673	—%	100.0%	100.0%	100.0%	100.0%	2,188,447	8.56
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,815,000	18.84
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—%	100.0%	70.7%	83.0%	83.0%	2,478,325	32.97

Connecticut
Town Line Plaza [4]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	43,187	206,346	—%	100.0%	93.6%	98.7%	98.7%	1,831,154	17.02

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,395,887	10.74
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—%	100.0%	67.7%	90.9%	90.9%	1,905,550	9.60
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	646,965	31.70
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,370,330	33.83

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,290	101,474	—%	100.0%	94.3%	98.4%	100.0%	2,150,651	21.54

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,258	98,950	—%	100.0%	67.3%	84.4%	97.8%	849,417	10.17

Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,220	112,867	236,087	—%	100.0%	72.0%	86.6%	87.1%	2,942,074	14.39

29

Core Portfolio Retail Properties - Detail
Supplemental Report – March 31, 2020	(in thousands)

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

Michigan
Bloomfield Town Square	Best Buy, HomeGoods, TJ Maxx	1998	100.0%	—	153,839	81,183	235,022	—%	100.0%	75.1%	91.4%	92.2%	3,627,114	16.89

Delaware
Town Center and Other (2 properties)	Lowes, Bed Bath & Beyond, Target	2003	65.1%	—	748,210	51,808	800,018	—%	91.6%	85.7%	91.3%	91.3%	12,658,891	17.34
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	95.5%	97.4%	97.4%	3,041,256	30.60
Naamans Road	—	2006	100.0%	—	—	19,850	19,850	—%	—%	30.1%	30.1%	30.1%	433,785	72.60

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—%	100.0%	100.0%	100.0%	100.0%	244,279	2.29
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	894,880	5.73
Chestnut Hill	—	2006	100.0%	—	—	37,646	37,646	—%	—%	100.0%	100.0%	100.0%	992,554	26.37
Abington Towne Center [5]	Target, TJ Maxx	1998	100.0%	—	184,616	32,255	216,871	—%	100.0%	100.0%	100.0%	100.0%	1,226,695	20.70

Total Suburban Properties				—	3,028,695	987,397	4,016,092	—%	97.9%	79.6%	93.4%	93.8%	$60,695,278	$17.28

Acadia Share Total Suburban Properties				—	2,699,160	906,892	3,606,052	—%	98.7%	80.3%	94.1%	94.6%	$53,640,285	$17.02

Total Core Properties				1,060,984	3,301,441	1,282,042	5,644,467	89.1%	98.1%	79.8%	92.2%	93.1%	$158,981,760	$31.99

Acadia Share Total Core Properties				863,982	2,971,906	1,188,314	5,024,203	90.6%	98.9%	80.6%	93.1%	93.9%	$138,806,239	$31.27
__________

1.

Excludes properties under development, redevelopment and pre-stabilized, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced.

2.	Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3.	Excludes 94,000 of office GLA.
4.	Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
5.	Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

30

Core Portfolio – Top Tenants [1]
Supplemental Report – March 31, 2020	(Pro Rata Basis)

	Number of	Combined		Percentage of Total
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	390,416	$7,809,968	7.8%	5.6%
Walgreens [2]	6	95,189	4,129,377	1.9%	3.0%
Nordstrom Rack, Inc.	2	88,982	3,515,492	1.8%	2.5%
Royal Ahold [3]	3	155,461	3,268,460	3.1%	2.4%
Bed, Bath, and Beyond [4]	3	122,466	3,147,405	2.4%	2.3%
TJX Companies [5]	8	229,043	2,631,830	4.6%	1.9%
Ascena Retail Group [6]	4	19,914	2,558,108	0.4%	1.8%
LA Fitness International LLC	2	100,000	2,524,787	2.0%	1.8%
Lululemon	2	7,533	2,400,920	0.1%	1.7%
Trader Joe's	3	41,432	2,260,053	0.8%	1.6%
Gap [7]	3	39,717	1,998,519	0.8%	1.4%
Albertsons Companies [8]	2	123,409	1,980,640	2.5%	1.4%
Home Depot	3	312,718	1,964,443	6.2%	1.4%
Bob's Discount Furniture	2	57,969	1,629,028	1.2%	1.2%
Tapestry [9]	2	4,250	1,589,423	0.1%	1.1%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,424,318	0.6%	1.0%
DSW	2	35,842	1,408,351	0.7%	1.0%
JP Morgan Chase	6	22,018	1,367,469	0.4%	1.0%
Dick's Sporting Goods, Inc	2	86,415	1,321,634	1.7%	1.0%
Citibank	4	16,160	1,267,025	0.3%	0.9%
TOTAL	65	1,980,431	$50,197,250	39.4%	36.0%

__________

1.	Does not include tenants that operate at only one Acadia Core location
2.	Walgreens (4 locations), Rite Aid (2 locations)
3.	Stop and Shop (3 locations)
4.	Bed Bath and Beyond (2 locations), Christmas Tree Shops (1 location)
5.	TJ Maxx (5 locations), HomeGoods (2 locations), Marshalls (1 location)
6.	Ann Taylor Loft (2 locations), Catherine’s (1 location), Lane Bryant (1 location)
7.	Old Navy (2 locations), Banana Republic (1 location)
8.	Shaw’s (2 locations)
9.	Kate Spade (2 locations)
31

Core Portfolio – Lease Expirations
Supplemental Report – March 31, 2020	(Pro Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	1	440	0.1%	$54.93	—%	—	—	—%	$—	—%
2020 (Remainder)	6	15,917	2.0%	139.49	3.3%	—	—	—%	—	—%
2021	25	76,951	9.8%	66.29	7.6%	12	513,881	19.2%	14.59	18.5%
2022	13	57,176	7.3%	119.54	10.1%	4	172,605	6.4%	15.71	6.7%
2023	15	126,632	16.2%	76.19	14.3%	9	403,062	15.0%	18.35	18.2%
2024	12	66,123	8.4%	95.09	9.3%	12	470,161	17.5%	11.97	13.9%
2025	18	59,346	7.6%	141.04	12.4%	9	360,332	13.4%	17.96	15.9%
2026	16	34,319	4.4%	124.66	6.4%	3	72,216	2.7%	13.07	2.3%
2027	8	21,411	2.7%	122.90	3.9%	1	45,000	1.7%	23.10	2.6%
2028	12	167,341	21.4%	56.70	14.1%	7	409,287	15.3%	12.93	13.0%
2029	11	43,083	5.5%	107.61	6.9%	3	89,163	3.3%	16.12	3.5%
Thereafter	12	114,378	14.6%	68.61	11.7%	4	147,499	5.5%	14.82	5.4%
Total	149	783,117	100.0%	$86.03	100.0%	64	2,683,206	100.0%	$15.11	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		80,865					33,784
Total Square Feet		863,982					2,971,906

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	3	9,638	1.0%	$25.85	0.8%	4	10,078	0.2%	$27.12	0.2%
2020 (Remainder)	15	34,994	3.7%	29.77	3.4%	21	50,911	1.2%	64.07	2.4%
2021	37	149,600	15.7%	23.98	11.6%	74	740,432	16.7%	21.86	11.7%
2022	37	119,482	12.5%	35.00	13.6%	54	349,263	7.9%	39.31	9.9%
2023	34	123,530	12.9%	30.14	12.1%	58	653,224	14.8%	31.79	15.0%
2024	32	115,201	12.1%	31.18	11.6%	56	651,485	14.7%	23.81	11.2%
2025	30	90,220	9.4%	29.83	8.7%	57	509,898	11.5%	34.39	12.6%
2026	14	55,144	5.8%	35.42	6.3%	33	161,679	3.7%	44.38	5.2%
2027	13	52,971	5.5%	29.87	5.1%	22	119,382	2.7%	44.00	3.8%
2028	25	123,377	12.9%	36.21	14.5%	44	700,005	15.8%	27.50	13.9%
2029	10	27,482	2.9%	28.35	2.5%	24	159,728	3.6%	42.90	4.9%
Thereafter	15	53,941	5.6%	55.38	9.8%	31	315,818	7.2%	41.23	9.2%
Total	265	955,580	100.0%	$32.21	100.0%	478	4,421,903	100.0%	$31.27	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		232,734					347,384
Total Square Feet		1,188,314					5,024,203

_________

1.	Leases currently under month to month or in process of renewal
32

Core Portfolio – New and Renewal Rent Spreads [1]
Supplemental Report – March 31, 2020

	Quarter Ended
	March 31, 2020
	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	1	1
GLA	1,956	1,956
New base rent	$27.74	$27.50
Previous base rent	$20.26	$20.26
Average cost per square foot	$46.41	$46.41
Weighted Average Lease Term (years)	10.0	10.0
Percentage growth in base rent [4]	36.9%	35.7%

Renewal Leases
Number of renewal leases executed	5	5
GLA	29,657	29,657
New base rent	$39.84	$36.26
Expiring base rent	$35.94	$36.87
Average cost per square foot	$5.02	$5.02
Weighted Average Lease Term (years)	7.7	7.7
Percentage growth in base rent	10.9%	(1.7)%

Total New and Renewal Leases
Number of new and renewal leases executed	6	6
GLA commencing	31,613	31,613
New base rent	$39.09	$35.72
Expiring base rent	$34.97	$35.84
Average cost per square foot	$7.58	$7.58
Weighted Average Lease Term (years)	7.9	7.9
Percentage growth in base rent	11.8%	(0.3)%

__________

1.

Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.

2.	Rents are calculated on a straight-line ("GAAP") basis and do not incorporate above- or below-market lease adjustments.
3.

Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

33

Core Portfolio – Capital Expenditures
Supplemental Report – March 31, 2020

	Year to Date
	March 31, 2020	December 31, 2019
Leasing Commissions	$380	$1,654
Tenant Improvements	468	5,599
Maintenance Capital Expenditures	951	3,713
Total Capital Expenditures	$1,799	$10,966

34

Fund Overview
Supplemental Report – March 31, 2020

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$90.0	Million	$300.0	Million	$502.5	Million	$540.6	Million	$520.0	Million	$1,953.1	Million
Acadia's Commitment	$20.0	Million	$85.0	Million	$123.3	Million	$125.0	Million	$104.5	Million	$457.8	Million
Acadia's Pro Rata Share	22.2%		28.3%		24.5%		23.1%		20.1%		23.4%
Acadia's Promoted Share [1]	37.8%		42.7%		39.6%		38.5%		36.1%		38.8%
Preferred Return	9.0%		8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$347.1	Million	$440.3	Million	$443.7	Million	$213.3	Million	$1,531.0	Million
Cumulative Net Distributions [3]	$195.4	Million	$146.6	Million	$568.8	Million	$193.1	Million	$15.0	Million	$1,118.9	Million
Net Distributions/Contributions	225.6%		42.2%		129.2%		43.5%		7.0%		73.1%
Unfunded Commitment [4]	$0.0	Million	$15.0	Million	$9.7	Million	$86.3	Million	$306.7	Million	$417.7	Million
Acquisition Dry Powder [5]	N/A		N/A		N/A		N/A		$208.0	Million	$208.0	Million
Investment Period Closes [6]	Closed		Closed		Closed		Closed		Aug-2020
Currently in a Promote Position? (Yes/No)	No		No		No		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management [7]	Fund I & II		1.5% of Implied Capital
Asset Management	Fund III		Until mid-May 2020, 1.5% of Implied Capital; from mid-May 2020 to mid-May 2021, 0.75% of Implied Capital excluding the Unfunded Commitment; thereafter $0
Asset Management [7]	Fund IV & V		1.5% of Implied Capital during the investment period, 1.25% of Implied Capital post-investment period
Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs

__________

1.

Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.

2.

With regard to Fund II, the additional contributions over original Fund Size reflects a prior-period distribution that was re-contributed to the Fund during 2016 to fund the on-going redevelopment of existing Fund II investments.

3.	Net of fees and promote. Fund I has made its final distribution and was fully liquidated in 2018.
4.

Unfunded Commitments are set aside to complete leasing and development at existing fund investments and to make new Fund V investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales. With regard to Fund II, the Unfunded Commitment reflects a prior-period distribution that is subject to recontribution to the Fund until April 2021.

5.	Unfunded Commitments available to deploy into new unidentified investments.
6.	With regard to Fund V’s investment period, Acadia has a one-year extension option, at its discretion, through August 2021.
7.	Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $50.0 million of general reserves.

35

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – March 31, 2020

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Fund II Portfolio Detail

NEW YORK
New York
City Point - Phase I and II	Century 21, Target, Alamo Drafthouse	2007	94.2%	—	289,464	180,054	469,518	—%	91.5%	23.0%	65.2%	87.1%	$8,921,107	$29.12

Total - Fund II				—	289,464	180,054	469,518	—%	91.5%	23.0%	65.2%	87.1%	$8,921,107	$29.12

Fund III Portfolio Detail

NEW YORK
New York
654 Broadway	─	2011	100.0%	2,896	—	—	2,896	100.0%	—%	—%	100%	100.0%	$455,000	$157.11
640 Broadway	Swatch	2012	63.1%	4,637	—	—	4,637	73.1%	—%	—%	73.1%	73.1%	942,161	277.91
Cortlandt Crossing	ShopRite, HomeSense	2012	100.0%	—	67,868	59,981	127,849	—%	100.0%	49.8%	76.5%	81.1%	2,632,143	26.92

Total - Fund III				7,533	67,868	59,981	135,382	83.4%	100.0%	49.8%	76.9%	81.3%	$4,029,304	$38.72

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	─	2015	100.0%	2,522	—	—	2,522	—%	—%	—%	—%	—%	$—	$—
210 Bowery	─	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—
27 East 61st Street	─	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—%	—%	100.0%	100.0%	2,113,110	250.61
1035 Third Avenue [2]	─	2015	100.0%	7,635	—	—	7,635	58.5%	—%	—%	58.5%	58.5%	1,033,641	231.29
Colonie Plaza	Price Chopper, Big Lots	2016	100.0%	—	96,000	57,483	153,483	—%	100.0%	86.5%	94.9%	94.9%	1,664,497	11.42

New Jersey
Paramus Plaza	Ashley Furniture, Marshalls	2013	50.0%	—	64,105	88,955	153,060	—%	39.0%	97.3%	72.9%	100.0%	2,103,780	18.86

BOSTON
Massachusetts
Restaurants at Fort Point	─	2016	100.0%	15,711	—	—	15,711	100.0%	—%	—%	100.0%	100.0%	990,230	63.03

NORTHEAST
Maine
Airport Mall	Hannaford, Marshalls	2016	100.0%	—	131,042	90,788	221,830	—%	100.0%	23.3%	68.6%	87.2%	1,028,291	6.76
Wells Plaza	Reny's, Dollar Tree	2016	100.0%	—	62,471	27,963	90,434	—%	100.0%	94.7%	98.3%	98.3%	742,942	8.35
Shaw's Plaza (Waterville)	Shaw's	2016	100.0%	—	87,492	31,523	119,015	—%	100.0%	100.0%	100.0%	100.0%	1,400,053	11.76
Shaw's Plaza (Windham)	Shaw's	2017	100.0%	—	66,539	57,632	124,171	—%	100.0%	75.0%	88.4%	88.4%	1,035,744	9.44

Pennsylvania
Dauphin Plaza	Price Rite, Ashley Furniture	2016	100.0%	—	114,765	91,441	206,206	—%	100.0%	79.9%	91.1%	91.1%	1,734,060	9.23
Mayfair Shopping Center	Planet Fitness, Dollar Tree	2016	100.0%	—	34,806	80,605	115,411	—%	100.0%	92.4%	94.7%	94.7%	1,856,089	16.98

Rhode Island
650 Bald Hill Road	Dick's Sporting Goods, Burlington Coat Factory	2015	90.0%	—	55,000	105,448	160,448	—%	100.0%	77.7%	85.4%	85.4%	1,978,902	14.45

36

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – March 31, 2020	(in thousands)

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot	2013	98.6%	—	209,356	71,404	280,760	—%	79.3%	94.7%	83.2%	98.6%	3,125,369	13.37

Delaware
Eden Square	Giant Food, LA Fitness	2014	98.6%	—	116,003	113,837	229,840	—%	100.0%	68.6%	84.5%	89.7%	2,960,233	15.25

MIDWEST
Illinois
Lincoln Place	Kohl's, Marshall's, Ross	2017	100.0%	—	144,302	127,758	272,060	—%	100.0%	97.6%	98.9%	98.9%	3,278,443	12.19

SOUTHEAST
Georgia
Broughton Street Portfolio (13 properties)	H&M, Lululemon, Michael Kors, Starbucks	2014	82.8%	100,676	—	—	100,676	85.5%	—%	—%	85.5%	85.5%	3,149,532	36.58

North Carolina
Wake Forest Crossing	Lowe's, TJ Maxx	2016	100.0%	—	113,353	89,527	202,880	—%	100.0%	92.5%	96.7%	96.7%	2,906,899	14.82

WEST
California
Union and Fillmore Collection (3 properties)	Eileen Fisher, L'Occitane, Bonobos	2015	90.0%	7,148	—	—	7,148	100.0%	—%	—%	100.0%	100.0%	722,263	101.04

Total - Fund IV				148,839	1,295,234	1,034,364	2,478,437	81.9%	93.6%	81.3%	87.8%	93.5%	$33,824,078	$15.54

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	153,983	70,240	224,223	—%	100.0%	98.2%	99.4%	99.4%	3,984,391	17.87

MIDWEST
Michigan
New Towne Plaza	Kohl's, Jo-Ann's, DSW	2017	100.0%	—	145,389	48,057	193,446	—%	100.0%	75.7%	94.0%	98.3%	2,128,735	11.71
Fairlane Green	TJ Maxx, Michaels, Bed Bath & Beyond	2017	100.0%	—	109,916	142,988	252,904	—%	100.0%	84.9%	91.5%	91.5%	4,864,989	21.03

NORTHEAST
Maryland
Frederick County (2 properties)	Kohl's, Best Buy, Ross Dress for Less	2019	90.0%	—	267,699	256,457	524,156	—%	75.1%	70.9%	73.0%	97.9%	6,012,899	15.71

Connecticut
Tri-City Plaza	TJ Maxx, HomeGoods	2019	90.0%	—	154,714	148,174	302,888	—%	36.1%	77.0%	56.1%	90.5%	2,727,485	16.04

Rhode Island
Lincoln Commons	Stop and Shop, Marshalls, HomeGoods	2019	100.0%	—	194,470	260,971	455,441	—%	100.0%	73.5%	84.8%	84.8%	5,104,039	13.21

SOUTHEAST
Virginia
Landstown Commons	Best Buy, Bed Bath & Beyond, Ross Dress for Less	2019	100.0%	—	87,883	316,925	404,808	—%	100.0%	94.4%	95.6%	96.6%	7,888,224	20.39

37

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – March 31, 2020	(in thousands)

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
Florida
Palm Coast Landing	TJ Maxx, PetSmart, Ross Dress for Less	2019	100.0%	—	73,241	98,083	171,324	—%	100.0%	89.5%	94.0%	94.0%	3,235,955	20.10

North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's	2017	100.0%	—	266,584	113,981	380,565	—%	100.0%	91.8%	97.5%	97.5%	4,274,654	11.52

Alabama
Trussville Promenade	Wal-Mart, Regal Cinemas	2018	100.0%	—	366,010	97,715	463,725	—%	100.0%	74.9%	94.7%	94.7%	4,433,718	10.09

Georgia
Hiram Pavilion	Kohl's, HomeGoods	2018	100.0%	—	209,423	153,252	362,675	—%	100.0%	96.7%	98.6%	98.6%	4,306,854	12.04

WEST
California
Elk Grove Commons	Kohl's, HomeGoods	2018	100.0%	—	132,315	88,411	220,726	—%	86.2%	89.9%	87.7%	87.7%	4,406,665	22.77

Utah
Family Center at Riverdale	Target, Gordman's, Sportman's Warehouse	2019	89.4%	—	256,352	171,476	427,828	—%	100.0%	91.7%	96.7%	96.7%	4,108,897	9.93

Total - Fund V				—	2,417,979	1,966,730	4,384,709	—%	92.4%	84.6%	88.9%	94.5%	$57,477,505	$14.74

TOTAL FUND PROPERTIES				156,372	4,070,545	3,241,129	7,468,046	82.0%	92.9%	79.5%	86.8%	93.5%	$104,251,994	$16.08

Acadia Share of Total Fund Properties				31,668	855,683	672,116	1,559,467	79.7%	93.6%	78.2%	86.7%	93.2%	$21,960,741	$16.24

__________

1.

Excludes properties under development, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2.	Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).

38

Fund Lease Expirations
Supplemental Report – March 31, 2020	(Pro Rata Basis)

	FUND II						FUND III
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2020 (Remainder)	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2021	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2022	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2023	—	—	—%	—	—	—%	2	161	0.6%	42,280	262.61	4.7%
2024	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2025	—	—	—%	—	—	—%	1	112	0.4%	37,105	331.29	4.1%
2026	1	655	0.8%	67,187	102.58	2.8%	1	110	0.4%	35,924	326.58	4.0%
2027	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2028	2	5,951	7.3%	388,325	65.25	16.3%	1	6,125	24.3%	140,875	23.00	15.6%
2029	1	254	0.3%	49,462	194.73	2.1%	4	2,053	8.2%	201,411	98.11	22.3%
Thereafter	5	74,932	91.6%	1,876,962	25.05	78.8%	1	16,628	66.1%	444,790	26.75	49.3%
Total	9	81,792	100.0%	$2,381,936	$29.12	100.0%	10	25,189	100.0%	$902,385	$35.83	100.0%

		43,569	Total Vacant					7,562	Total Vacant
		125,361	Total Square Feet					32,751	Total Square Feet

	FUND IV						FUND V
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	4	7,316	1.5%	$40,306	$5.51	0.5%	8	4,299	0.6%	$86,212	$20.05	0.8%
2020 (Remainder)	21	14,720	3.1%	259,429	17.62	3.5%	35	46,681	6.1%	817,213	17.51	7.2%
2021	32	64,958	13.5%	809,458	12.46	11.0%	58	78,086	10.2%	1,402,026	17.95	12.4%
2022	22	44,404	9.2%	579,440	13.05	7.8%	62	107,320	14.1%	1,744,910	16.26	15.5%
2023	22	37,089	7.7%	384,579	10.37	5.2%	53	99,514	13.0%	1,656,361	16.64	14.7%
2024	19	29,619	6.2%	464,940	15.70	6.3%	50	112,840	14.8%	1,688,356	14.96	15.0%
2025	28	48,573	10.1%	1,090,998	22.46	14.8%	34	156,392	20.5%	1,754,484	11.22	15.5%
2026	22	36,780	7.6%	686,964	18.68	9.3%	19	23,355	3.1%	474,946	20.34	4.2%
2027	13	14,106	2.9%	299,349	21.22	4.1%	7	37,590	4.9%	274,334	7.30	2.4%
2028	10	19,684	4.1%	273,619	13.90	3.7%	16	25,707	3.4%	462,622	18.00	4.1%
2029	15	76,955	16.0%	1,268,404	16.48	17.2%	13	37,925	5.0%	418,719	11.04	3.7%
Thereafter	21	87,062	18.1%	1,227,051	14.09	16.6%	12	34,096	4.3%	511,701	15.01	4.5%
Total	229	481,266	100.0%	$7,384,537	$15.34	100.0%	367	763,805	100.0%	$11,291,884	$14.78	100.0%

		64,287	Total Vacant					91,996	Total Vacant
		545,553	Total Square Feet					855,801	Total Square Feet
__________

1.	Leases currently under month to month or in process of renewal
39

Development and Redevelopment Activity
Supplemental Report – March 31, 2020

				Est. SQFT				Acquisition & Development Costs
Property	Ownership [1]	Location	Estimated Stabilization	Upon Completion	Leased Rate	Key Tenants	Description	Incurred [2]	Estimated Future Range			Estimated Total Range
Development:
CORE
1238 Wisconsin	80.0%	Washington DC	2022	29,000	—	TBD	Redevelopment/addition to existing building with ground level retail, upper floor office and residential units upon completion. Discretionary spend upon securing tenant(s)	$1.9	30.7	to	32.1	$32.6	to	$34.0

FUND II
City Point Phase III	94.2%	Brooklyn, NY	2021	63,000	—	TBD	Discretionary spend upon securing tenant(s) for lease up	10.0	19.0	to	22.0	29.0	to	32.0

FUND III
Broad Hollow Commons	100.0%	Farmingdale, NY	TBD	TBD	—	TBD	Discretionary spend upon securing necessary approvals and tenant(s) for lease up	18.0	32.0	to	42.0	50.0	to	60.0

FUND IV
110 University Place	100.0%	New York, NY	2022	46,000	—	TBD	Discretionary spend upon securing tenant(s) for lease up	13.7	6.9	to	11.3	20.6	to	25.0
146 Geary	100.0%	San Francisco, CA	2022	13,000	—	TBD	Building out office space for floors 3 and 4. All other $'s are discretionary spend upon securing tenant(s) for lease up.	43.8	16.2	to	21.2	60.0	to	65.0
717 N. Michigan Avenue	100.0%	Chicago, IL	2021	62,000	30.0%	Disney Store	Discretionary spend upon securing tenant(s) for lease up	111.0	9.0	to	16.5	120.0	to	127.5
								$198.4	$113.8		$145.1	$312.2		$343.5
Major Redevelopment:

CORE
City Center	100.0%	San Francisco, CA	2021	241,000	65%/98%	Target, Whole Foods, PetSmart	Ground up development of pad sites and street level retail and re-tenanting/redevelopment for Whole Foods	$190.6	$4.8	to	$9.5	$195.0	to	$199.7
Elmwood Park	100.0%	Elmwood Park, NJ	2021	144,000	51%/71%	Lidl	Re-tenanting and split of former 48,000 square foot Acme with 28,000 square foot Lidl and 20,000 square feet of remaining for discretionary spend; façade upgrade	0.3	4.7	to	5.2	5.0	to	5.5
Route 6 Mall	100.0%	Honesdale, PA	TBD	TBD	26%/26%	TBD	Discretionary spend for re-tenanting former 120,000 square foot Kmart anchor space once tenant(s) are secured	—	5.0	to	7.0	5.0	to	7.0
Mad River	100.0%	Dayton, OH	TBD	TBD	56%/56%	TBD	Discretionary spend for the re-tenanting former 33,000 square foot Babies R Us space once tenant(s) are secured	—	1.9	to	2.3	1.9	to	2.3
								$190.9	$16.4		$24.0	$206.9		$214.5

_________

40

Development and Redevelopment Activity
Supplemental Report – March 31, 2020

__________

1.	Ownership percentage represents the Core or Fund level ownership and not Acadia’s pro rata share.
2.	Incurred amounts include costs associated with the initial carrying value. Reconciles to Consolidated Balance Sheet as follows:

Development costs above	$198.4
Projects in redevelopment or partial development	61.4
Deferred costs and other amounts	(15.3)
Impairment charges taken	(6.7)
Total per consolidated balance sheet	$237.8

Refer to “ Net Asset Valuation Information ” for pro-rata costs incurred

41

Portfolio Composition [1]
Supplemental Report – March 31, 2020

Billed Percentage	Core	Core and Fund Pro-Rata	Core Street/Urban	Core Suburban

Essential
Grocer / Mass Merchandiser [2]	14%	14%	13%	16%
Drug / Dollar Store	4%	4%	4%	4%
Banks	5%	4%	5%	4%
Home Improvement / Auto	3%	4%	—	8%
Communications / Electronics	3%	3%	4%	2%
Other Essential	3%	3%	1%	6%
Pets	2%	2%	1%	4%
Total Essential	34%	34%	28%	44%

Non-Essential
Apparel	20%	18%	32%	3%
Discount / Fast Fashion	10%	10%	14%	3%
Restaurant / Food	8%	9%	6%	10%
Hard Goods	8%	9%	4%	15%
Personal / Professional Service	7%	7%	7%	8%
Home	5%	5%	3%	7%
Other	4%	4%	5%	3%
Gym / Fitness	3%	3%	1%	5%
Theater / Entertainment	1%	1%	—	2%
Total Non-Essential	66%	66%	72%	56%

Total	100%	100%	100%	100%

__________

1.	Data as of April 30, 2020. Percentages based on billed April rent and recoveries.
2.	Includes Walmart, Target and K-Mart.
3.	38.3% of the Core portfolio is open and operating.

42

Important Notes
Supplemental Report – March 31, 2020

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson’s, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplemental adjustment more appropriately reflects the results of its operations. The Company also provides one other supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, stock-based compensation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, Same-Property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-Property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and Same-Property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and Same-Property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

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